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                                                                    EXHIBIT 10.2


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT ("Agreement") is entered into effective as of April 13, 2000 by and among Tricord Systems, Inc., a Delaware corporation (the "Company"), the persons listed on Schedule A hereto (each person listed on Schedule A, an "Investor" and, collectively, the "Investors") and John Mitcham (the "Major Holder").

                                    RECITALS

     WHEREAS, certain of the Investors (the "Existing Investors") (a) hold shares of Common Stock, warrants to purchase shares of Common Stock ("Warrants") and/or shares of Common Stock issued upon exercise of Warrants and (b) possess registration rights, information rights and/or other rights pursuant to an Investors Agreement dated December 7, 1998 and/or an Investors Agreement dated July 23, 1999, each between the Company and certain Existing Investors (each an "Existing Rights Agreement" and collectively, the "Existing Rights Agreements"); and

     WHEREAS, the undersigned parties to the Existing Rights Agreements (a) desire to terminate the Existing Rights Agreements and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Existing Rights Agreements and (b) under the terms of Sections 5.2 and 7.2 of the Existing Rights Agreements, have the power to bind the other parties to the Existing Rights Agreements to the terms of this Agreement, even though such other parties have not signed this Agreement; and

     WHEREAS, the Company and certain Investors (the "Certain Investors") are parties to a Stock Purchase Agreement of even date herewith (the "April 2000 Agreement"), pursuant to which the Company will sell and issue to the Certain Investors shares of Common Stock; and

     WHEREAS, in order to induce (a) the Company to enter into the April 2000 Agreement, (b) the Certain Investors to invest funds in the Company pursuant to the April 2000 Agreement and (c) the undersigned Existing Investors to execute this Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of all the Investors (i) to cause the Company to register certain shares of Common Stock issuable to the Investors and (ii) with respect to certain other matters as set forth herein.

     NOW THEREFORE, in consideration of the foregoing, the Company and the Investors agree as follows:

     Pursuant to Section 7.2 of the Existing Rights Agreement dated December 7, 1998 and Section 5.2 of the Existing Rights Agreement dated July 23, 1999, the Company and the undersigned Existing Investors, being (i) the holders of at least two-thirds of the outstanding Registrable Securities under each of the respective Existing Rights Agreements, (ii) the holders of at least two-thirds of the Common Stock issued or issuable upon exercise of the Warrants, as described in Section 7.2(iii) of the Existing Rights Agreement dated December 7, 1998 and (iii) the Major Holder (as defined in the Existing Rights Agreement dated December 7, 1998),

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hereby, on behalf of themselves and the other Existing Investors: (A) waive the rights of first refusal and notice contained in the Existing Rights Agreements with respect to the issuance of the shares of Common Stock to the Certain Investors pursuant to the April 2000 Agreement and (B) terminate the Existing Rights Agreements and replace them with this Agreement.

                                   SECTION 1.
                                   DEFINITIONS

     1.1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the occurrence after December 7, 1998 of either or both of the following events: (i) a transaction or series of transactions occur in which, or as a result of which, the ownership of 50% or more of the outstanding shares of Common Stock is changed, or (ii) the Incumbent Directors of the Company cease to constitute a majority of the Board.

     "Commission" means the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

     "Common Stock" means the common stock of the Company, par value $.01 per share.

     "December 1998 Holder" means a Holder who became such pursuant to the Stock Purchase Agreement with the Company effective December 7, 1998.

     "Exempt Issuances" means:

               (i) the sale or issuance of Voting Securities pursuant to an effective registration statement under the Securities Act;

               (ii) the sale or issuance of shares of Common Stock to officers, directors and employees of, and consultants and advisors to, the Company pursuant to stock grants, option plans, purchase plans or other compensatory benefit contracts, programs or arrangements approved by the Board or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement;

               (iii) shares of Common Stock issued upon exercise or conversion of any options, warrants or rights to acquire shares of Common Stock outstanding on the date hereof;

               (iv) Voting Securities issued pursuant to any merger, consolidation or acquisition involving the Company or in connection with a Recapitalization;

               (v) Voting Securities issued in connection with any acquisition of a third parties' assets, products, technology or other rights; and


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               (vi) Voting Securities issued in connection with research and development partnerships, OEM or distribution arrangements, licensing or collaborative arrangements or similar transactions, in each case approved by the Board.

     "Holder" means each of the Investors, and their transferees as permitted by
     Section 2.10 hereof, holding Registrable Securities.

     "Incumbent Directors" of the Company means any individuals who were members of the Board on December 7, 1998 and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination), in which case such subsequently elected members shall thereafter be deemed an Incumbent Director for purposes of this definition.

     "Investors' Nominee" means Rod Canion or such other person selected by a majority in interest of the holders of Voting Securities owned by Mr. Canion, his immediate family and any trusts or entities established for their benefit.

     "Other Holders" means holders of Company securities, other than Holders, proposing to distribute their securities pursuant to a registration under this Agreement.

     "Pro Rata Portion" means, for purposes of Section 4 hereof, the amount of Company Offered Securities (as defined in Section 4 hereof) multiplied by a fraction, the numerator of which shall equal the number of shares of Common Stock issued, or issuable upon exercise or conversion of any rights to purchase shares of Common Stock, then held by a Holder, and the denominator of which shall equal the aggregate number of shares of Common Stock issued, or issuable upon exercise or conversion of any rights to purchase shares of Common Stock, then outstanding.

     "Recapitalization" means any stock split, stock dividend, stock combination, recapitalization or similar event.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and all applicable blue sky or other securities laws), and the declaration or ordering of the effectiveness of such registration statement (and qualification or compliance with such laws).

     "Registrable Securities" means any of the following, but only if acquired pursuant to the April 2000 Agreement, the Stock Purchase Agreement with the Company dated December 7, 1998 or the Stock Purchase Agreement with the Company dated July 23, 1999: (i) Common Stock, (ii) Common Stock issued or issuable upon exercise of the Warrants and (iii) Common Stock issued or issuable in respect of such Common Stock upon any Recapitalization, in each case, held by Holders. Notwithstanding the preceding sentence, "Registrable Securities" shall not include (i) shares that have been sold to the public either pursuant to a registration statement or Rule 144 under the Securities Act or


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     (ii) shares sold in a transaction in which the registration rights conferred by this Agreement are not transferred as provided in Section 2.10 hereof.

     "Registration Expenses" means all expenses, other than Selling Expenses, incurred by the Company in complying with Section 2 hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and one counsel for the Investors as a group selected by holders of at least a majority of the Registrable Securities proposed to be included in such registration, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by Holders.

     "Selling Holder" means each Holder who holds Registrable Securities included in a registration statement under the Securities Act pursuant to this Agreement.

     "Selling Major Holder" means each Major Holder who desires to sell, transfer, assign or otherwise dispose of any Voting Securities.

     "Transfer" means any transfer, sale, assignment, conveyance, pledge, mortgage, donation, change of legal record or beneficial ownership, issuance or other disposal or delivery.

     "Voting Securities" means the Common Stock, any other securities of the Company entitled to vote in the election of directors of the Company, any securities convertible into or exchangeable for such securities, and any options, warrants or other rights to purchase such securities (including the Warrants).

                                   SECTION 2.
                               REGISTRATION RIGHTS

     2.1. Canion Demand Registration.

          (a) Request for Registration. In case the Company shall receive from Rod Canion or his permitted transferee under Section 2.10 (the "Demanding Holder") a written request that the Company effect any registration with respect to not less than 33% of the then outstanding Registrable Securities (a "Registration Notice") held by him and all his permitted transferees, the Company will:

              (A) promptly give written notice of the proposed registration, qualification or compliance to all Holders; and

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               (B) as soon as practicable, use its reasonable best efforts to effect such registration as described in Section 2.6 as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2.1:

          (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction;

          (ii) prior to the earlier of (1) a Change in Control or (2) June 30, 2000;

          (iii) during the period starting with the date 60 days prior to the Company's estimated date of filing of, and ending on the date 90 days immediately following the effective date of, any registration statement pertaining to securities of the Company sold by the Company, provided that the Company is actively employing in good faith its best reasonable efforts to cause such registration statement to become effective, and provided, further, that the Company may not, pursuant to this Section 2.1(a)(B)(iii) whether included herein or incorporated into Section 2.3, delay implementation of a demand for registration more than once in any 12-month period;

          (iv) if the Company shall furnish to the Demanding Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best reasonable efforts to file a registration statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by the Demanding Holder; provided, however, that the Company cannot, pursuant to this Section 2.1(a)(B)(iv) whether included herein or incorporated into Section 2.3, utilize this right more than once in any 12-month period; or

          (v) after the Company has effected two registrations pursuant to this
Section 2.1, and such registrations have been declared or ordered effective.

          (b) Underwriting. In the event that a registration pursuant to Section
2.1 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.1(a)(A). In such event, the right of any Holder to registration pursuant to
Section 2.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 2.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

          The Company shall (together with all Holders and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in


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customary form with the managing underwriter selected for such underwriting by the Holders of at least a majority of the Registrable Securities proposed to be included in such registration, but subject to the reasonable approval of the Company. Notwithstanding any other provision of this Section 2.1, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting shall be allocated, first, among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement and, second, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. No Registrable Securities or other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest 100 shares.

          If any Holder or Other Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Demanding Holder. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

          (c) The Company shall not register securities for sale for its own account in any registration requested pursuant to this Section 2.1 unless permitted to do so by the written consent of Holders who hold at least two-thirds of the Registrable Securities as to which registration has been requested or unless the underwriter shall indicate in writing to the Demanding Holder that the inclusion of the shares to be sold for the account of the Company will not adversely affect the registration, the price of the shares to be sold and the number of shares to be sold for the account of the Holders. The Company may not cause any other registration of securities for sale for its own account (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) to be initiated after a registration requested pursuant to this Section 2.1 and to become effective less than 90 days after the effective date of any registration requested pursuant to this Section 2.1.

     2.2. Piggyback Registration.

          (a) Notice of Registration. If at any time, or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of any security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Rule 145 transaction, the Company will:

              (A) promptly give to each Holder written notice thereof; and

              (B) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

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          (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a). In such event the right of any Holder to registration pursuant to Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

          All Holders proposing to distribute their securities through such underwriting shall, together with the Company and Other Holders, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit or eliminate the Registrable Securities and other securities to be included in such registration by Holders and Other Holders. The Company shall so advise all Holders and Other Holders, and the number of shares that may be included in the registration and underwriting by all Holders and Other Holders shall be allocated among them, as nearly as practicable, first, among the Holders in proportion to the respective amounts of Registrable Securities held by such holders at the time of filing of the registration statement, and, second, among the Other Holders in proportion to the number of shares proposed to be included in such registration by such Other Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or Other Holder to the nearest 100 shares.

          If any Holder or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

     2.3. Required Registration of Shares.

          (a) Registration Statement. Following the closing of the sale of shares of Common Stock pursuant to the April 2000 Agreement, the Company will prepare and file a registration statement on Form S-3 under the Securities Act (or any successor form to Form S-3) registering the Registrable Securities for resale. If Form S-3 is not available at that time, the Company will file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities. The Company will use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable after such filing, and in any event no later than September 15, 2000. The Company's best efforts will include, but will not be limited to, promptly responding to all comments received from the staff of the Commission.

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          (b) Limitations. If, at any time during which a registration statement remains effective as provided in this Section 2.3, an event occurs that would have given the Company the right to delay a demand registration pursuant to
Section 2.1(a)(B)(iii) or (iv) had such a registration been requested (without regard to the 12-month period referred to therein), the Company may provide written notice to the Selling Holders, in which case the Selling Holders shall keep the fact and subject matter of such notice confidential and shall suspend all sales of Registrable Securities pursuant to such registration statement until the earlier of (i) termination of the event giving rise to the right to suspend such sales, or (ii) the end of the period set forth in Section 2.1(a)(B)(iii) or (iv), whichever is applicable. Such period shall be referred to as a "Black-Out Period," and the Company shall not be entitled to implement more than one such Black-Out Period during any 12-month period.

     2.4. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company will not, without the prior written consent of Holders of a majority of the then outstanding Registrable Securities, enter into any agreement with respect to its securities which is inconsistent with, or grant rights superior or pari passu to, the registration rights granted under this
Section 2.

     2.5. Expenses of Registration.

          (a) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Sections 2.1,
2.2 and 2.3. In the event the Demanding Holder causes the Company to withdraw or abandon a registration statement filed with the Commission or, following an effective registration pursuant to Section 2.1 hereof, does not sell Registrable Securities, then all Registration Expenses in respect of such registration shall be borne, at the Demanding Holder's option, either by the Demanding Holder or by the Company (in which case, if borne by the Company, such withdrawn or abandoned registration shall be deemed to be an effective registration for purposes of
Section 2.1(a)(B)(v) hereof).

          (b) Selling Expenses. Unless otherwise stated, all Selling Expenses directly relating to securities registered on behalf of the Holders and Other Holders shall be borne by the Holders and Other Holders pro rata on the basis of the number of shares so registered.

     2.6. Registration and Qualification. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will as promptly as is practicable and in good faith:

          (a) prepare and file with the Commission, as soon as practicable, and use its best efforts to cause to become effective, a registration statement under the Securities Act relating to the Registrable Securities to be offered on such form as the initiating Holders, or if not filed pursuant to Section 2.1 or
2.3 hereof, the Company, determines and for which the Company then qualifies;

          (b) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable


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Securities until the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or the expiration of 135 days after such registration statement becomes effective; provided that: (i) such 135-day period shall be extended in the case of a registration pursuant to Section 2.1 or 2.3 hereof for such number of days that equals the number of days elapsing from (A) the date the written notice contemplated by Section 2.6(f) hereof is given by the Company to (B) the date on which the Company delivers to the Selling Holders the supplement or amendment contemplated by Section 2.6(f) hereof; (ii) such 135-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the Company or an underwriter of Common Stock (or other securities) of the Company; (iii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 135-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement; and (iv) in the case of any registration of Registrable Securities pursuant to Section 2.3 hereof, whether on Form S-3 or otherwise, such 135-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold or until all such Registrable Securities may be sold without registration under the Securities Act pursuant to exemptions provided by Rule 144(k) under the Securities Act;

          (c) furnish to the Selling Holders and to any underwriter of Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Selling Holders or such underwriter may reasonably request, and, if requested, a copy of any and all transmittal letters or other correspondence to, or received from, the Commission or any other governmental agency or self regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment;

          (e) if requested by a Selling Holder, use its best efforts to furnish to each Selling Holder a "comfort" or "special procedures" letter addressed to each Selling Holder and any underwriters and signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial


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statements as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request;

          (f) immediately notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration hereunder is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and
(ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case
(i) or (ii) at the request of a Selling Holder prepare and furnish to such Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) cause the listing of all such Registrable Securities covered by such registration statement on each securities exchange and inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted and to pay all fees and expenses in connection therewith;

          (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (i) prepare and file such forms, prosecute such registrations, obtain such qualifications and comply with all requirements of all state or foreign governmental or other agencies having jurisdiction under blue sky or other securities laws and regulations.

     2.7. Indemnification; Contribution.

          (a) By Company. To the extent permitted by law, the Company will indemnify each Selling Holder, each of its officers and directors, partners and legal counsel, and each person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or


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supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Selling Holder, each of its officers, directors, partners and legal counsel, and each person controlling such Selling Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, settling or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder, controlling person or underwriter and stated to be specifically for use therein or such Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendment thereto after the Company has furnished such Selling Holder with a sufficient number of copies of the same.

          (b) By Selling Holders. To the extent permitted by law, each Selling Holder will indemnify the Company, each of its directors, officers and legal counsel, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other Selling Holder, each of its officers, directors and partners, and each person controlling such Selling Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Selling Holders, such officers, directors, partners, legal counsel, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, settling or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Selling Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Selling Holder under this subsection (b) shall be limited in an amount equal to the net proceeds of the shares sold by such Selling Holder, unless such liability arises out of or is based on willful misconduct by such Selling Holder.

          (c) Procedure for Indemnification. Each party indemnified under subsection (a) or (b) of this Section 2.7 (the "Indemnified Party") shall, promptly after receipt of actual notice of any claim or the commencement of any action against such Indemnified Party in respect of which indemnity may be sought notify the party required to provide indemnification (the "Indemnifying Party") in writing of the claim or the commencement thereof, provided that the failure of the Indemnified Party to notify the Indemnifying Party shall not relieve the

Indemnifying Party from any liability which it may have to an Indemnified Party on account of the indemnity agreement contained in subsection (a) or (b) of this
Section 2.7, unless the Indemnifying Party was materially prejudiced by such failure, and in no event shall relieve the Indemnifying Party from any other liability which it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, it shall notify the Indemnifying Party thereof and the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section 2.7 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or
(ii) in the event the Indemnifying Party has not assumed the defense thereof within 10 days of receipt of notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party. The Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one firm for all such Indemnified Parties, unless conflicting interests of the Indemnified Parties make the retention of one firm on behalf of all of them unreasonable. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party which consent shall not be unreasonably withheld. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) Contribution. If the indemnification provided for in this Section
2.7 shall for any reason be unavailable to an Indemnified Party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party on the one hand or the Indemnified Party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any Indemnified Party's stock ownership in the Company. In no event, however, shall a Selling Holder be required to contribute in excess of the amount of the net proceeds received by such Selling Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability. The amount paid or payable by an Indemnified Party as a result of the loss, claim, damage or liability, or action in respect thereof referred to above in this subsection (d) shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, settling or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     2.8. Information by Selling Holder. Selling Holders including any Registrable Securities in any registration shall promptly furnish to the Company such information regarding such Selling Holders as shall be necessary to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Agreement.

     2.9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its reasonable best efforts to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holder may reasonably request in writing in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     2.10. Transfer of Registration Rights. The rights to cause the Company to register securities granted to Holders under Sections 2.1, 2.2 and 2.3 may be assigned only concurrent with the sale or transfer of Registrable Securities and only in connection with (i) the assignment by a Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Holder, (ii) the assignment to members of the Holder's immediate family and to trusts or entities established for the benefit of the Holder or his immediate family, or (iii) in connection with the sale or transfer of at least 1% of the total outstanding shares of Registrable Securities (subject to adjustment for any stock dividend, stock split, subdivision, combination or other recapitalization of the Company). Notwithstanding the foregoing, such rights may only be assigned provided that all of the following additional conditions are satisfied: (a) such assignment is effected in compliance with applicable securities laws; (b) such assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such assignment, stating the name and address of the assignee and identifying the Registrable Securities with respect to which such rights are being assigned.

     2.11. [Intentionally Omitted.]

     2.12. No Registration of Warrants. Nothing in this Section 2 shall be deemed to require the Company to register any Warrants, it being understood that the registration rights granted hereby relate only to the shares of Common Stock underlying such Warrants.

     2.13. Termination. The right of any Holder to effect registration of its Registrable Securities pursuant to Sections 2.1, 2.2 or 2.3 shall terminate, with respect to each Holder, on July 23, 2006. The respective indemnities, representations and warranties of the Investors and the Company shall survive such termination.

                                   SECTION 3.
                               INFORMATION RIGHTS

     3.1. Delivery of Company Information. The Company hereby covenants and agrees that it will promptly deliver to each Holder a copy of each filing with the Commission by the Company and a copy of each press release issued by the Company.

                                   SECTION 4.
                             RIGHT OF FIRST REFUSAL

     4.1.  Company Offer. Subject to the terms and conditions contained in this
Section 4, the Company hereby grants to each Investor the right to purchase all or any part of such Investor's Pro Rata Portion of any Voting Securities (other than Exempt Issuances) which the Company intends to sell or issue after the date hereof. The Company shall give each Investor 20 days' prior written notice (the "Company Offer"), delivered or mailed as provided in Section 7.4, of the Company's intention to sell or issue any Voting Securities (the "Company Offered Securities"), other than an Exempt Issuance, stating the proposed price per Voting Security, the number of Voting Securities offered and the other material terms of such proposed sale or issuance and the Investor's respective record ownership of Voting Securities. Such notice shall include a representation to the Investors that the Company has a good faith intention to sell such

Voting Securities to such person on the terms specified. A Company Offer shall constitute an offer by the Company, irrevocable for 20 days, to sell or issue to each Investor all or any part of such Investor's Pro Rata Portion of the Company Offered Securities on the same terms as specified in the Company Offer or, if such terms provide for consideration other than cash, for cash in an amount equal to the fair market value of such noncash consideration (as determined in good faith by the Board) if the parties cannot mutually agree upon such value.

     4.2. Acceptance of Company Offer. Within 20 days after receipt of a Company Offer, each Investor may elect to provide written notice to the Company (a "Section 4 Acceptance Notice") that such Investor has elected to purchase all or a part of such Investor's Pro Rata Portion of the Company Offered Securities. If such Investor fails to give a Section 4 Acceptance Notice by the end of such 20-day period, such Investor shall be deemed to have elected not to purchase any of the Company Offered Securities. In addition, in such notice an Investor who elects to purchase all of such Investor's Pro Rata Portion may also elect to purchase such Investor's pro rata share (with others who so elect) of the Pro Rata Portions of other Investors who do not elect to purchase all of their Pro Rata Portions.

     4.3. Closing. The closing of any sale or issue of Company Offered Securities to an Investor pursuant to this Section 4 shall take place at such time and on such terms as may be provided for by the terms of such sale of Voting Securities. At any such closing, the Company shall deliver to such Investor certificate(s) representing the Company Offered Securities being issued, registered in the name of such Investor or its nominee, against payment of the applicable purchase price by check or wire transfer of same day funds.

     4.4. Sale to Third Parties. If the Investors in the aggregate do not elect to purchase all of the Company Offered Securities, the Company shall have the right to sell and issue the Company Offered Securities not purchased by the Investors at not less than the price stated in the Company Offer and otherwise on terms and conditions that are not materially more favorable than those set forth in the Company Offer on or before the 90th day following the expiration of the 20-day period in Section 4.2 hereof (subject to extension to comply with applicable securities and other applicable laws and regulations related to the sale and issuance of the Company Offered Securities to such third party). If the Company Offered Securities have not been sold and issued within such period, then the Company may not sell or issue any Company Offered Securities unless it provides the Investors with a new Company Offer pursuant to Section 4.1 hereof.

     4.5. Continuing Rights.

          (a) The election or non-election to participate in a Company Offer shall not adversely affect an Investor's right to participate in subsequent Company Offers pursuant to this Section 4.

          (b) To the extent that an Investor does not elect to purchase its Pro Rata Portion of the Company Offered Securities in connection with any particular Company Offer, such Investor shall have the prior right to acquire more than its then Pro Rata Portion in any subsequent Company Offer so as to permit such Investor (even though at the different price of the later Company Offer) to restore or move toward restoring its proportionate ownership of

Common Stock as in effect on the date hereof; provided, however, that this should not increase the total number of Company Offered Securities that may be purchased by Investors. Reasonable allocations and procedures shall be instituted by the Company to achieve this goal.

     4.6. Termination of Right of First Refusal. The rights of the Investors under this Section 4 shall terminate on July 23, 2004.

     4.7. Transfer. The right of first offer set forth in this Section 4 may not be assigned or transferred, except that (i) such right is assignable by each Investor to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Investor, (ii) such right is assignable between and among any of the Investors and (iii) such right is assignable to members of the Investor's immediate family and to trusts or entities established for the benefit of the Investor or such Investor's immediate family.

                                   SECTION 5.
                              CANION BOARD NOMINEE

     5.1. Nominee to the Board of Directors. For so long as Rod Canion, his immediate family and trusts and entities established for their benefit hold at least 33% of the Voting Securities acquired pursuant to the Stock Purchase Agreement with the Company effective December 7, 1998, the Company will use its best efforts to cause the Investors' Nominee to be elected to the Board. The Company agrees that, in submitting to the Company's stockholders the names and nominees for election as director, it will nominate the Investors' Nominee and use its best efforts to cause such person to be elected as a director. The Investors' Nominee shall have the option of choosing when to accept election, which choice may be effected by his written notice to any member of the Board. In the meantime, and pending his acceptance, and provided that he executes an appropriate confidentiality agreement, he shall receive all notices and other information and be permitted to attend all meetings he would receive or be permitted to attend as a member of the Board, but shall not be permitted to vote and shall not have any of the duties or liabilities of a member of the Board. The Company shall adopt whatever bylaw amendments may be necessary from time to time to permit the Company to so elect the Investors' Nominee.

     5.2. Reimbursement of Expenses. The Company shall reimburse the Investors' Nominee for the reasonable out-of-pocket expenses incurred by him to the same extent it reimburses members of the Board, and at least for his expenses to attend meetings of the Board and all other expenses approved in advance by the Company, whether or not he has actually chosen to accept election as a member of the Board. Upon election to the Board, the Investors' Nominee will be compensated in the same manner as other directors.

     5.3. Indemnification. Upon the election of the Investor's Nominee to the Board, the Company shall promptly enter into an indemnification agreement with the Investors' Nominee, in the same form as other directors have entered into; shall indemnify and hold harmless (and exculpate) the Investors' Nominee against any and all liabilities and claims against him as a result of his affiliation with the Company to the fullest extent permitted by law; and shall provide to the Investors' Nominee liability insurance to the greatest extent made available to any other member of the Board.

                                   SECTION 6.
                            CERTAIN RIGHTS OF CO-SALE

     6.1. Rights of Co-Sale. In the event that any Selling Major Holder desires, at any time, to sell, transfer, assign or otherwise dispose of any Voting Securities (whether now held or hereafter acquired), and receives a bona fide offer from a third party to purchase such Voting Securities (the "Major Holder Offered Securities"), then, unless such Selling Major Holder became a Selling Major Holder subsequent to and as a result of the death of a prior Major Holder, such Selling Major Holder shall give each December 1998 Holder 20 days' prior written notice (the "Major Holder Offer"), delivered or mailed as provided in
Section 7.4, of the Selling Major Holder's intention to sell, transfer, assign or otherwise dispose of such Voting Securities (the "Major Holder Offered Securities"), stating the proposed price per Voting Security, the number of Voting Securities offered and the other material terms of such proposed sale. Such notice shall include a representation to the December 1998 Holders that a person has made a bona fide offer to consummate such Major Holder Offer and the Selling Major Holder has a good faith intention to sell such Voting Securities to such person on the terms specified. Each December 1998 Holder shall have the right, exercisable upon written notice to the Selling Major Holder within 20 days after receipt by such December 1998 Holder of the Major Holder Offer, to participate in the sale of Major Holder Offered Securities pursuant to the specified terms and conditions of the Major Holder Offer. To the extent a December 1998 Holder exercises such right of participation in accordance with the terms and conditions set forth below, the number of Major Holder Offered Securities which the Selling Major Holder may sell pursuant to the Major Holder Offer shall be correspondingly reduced. The right of participation of each December 1998 Holder shall be subject to the following terms and conditions:

          (a) Each December 1998 Holder may sell all or any part of that number of Common Stock then held by such December 1998 Holder equal to the product obtained by multiplying (i) the aggregate number of Major Holder Offered Securities covered by the Major Holder Offer by (ii) a fraction, the numerator of which shall be the number of shares of Common Stock then held by such December 1998 Holder, and the denominator of which shall be the aggregate number of shares of Common Stock then held by the Selling Major Holder and all December 1998 Holders. For purposes of this subsection (a) and making such computation, each December 1998 Holder and the Selling Major Holder shall be deemed to own the number of shares of Common Stock which are issuable upon exercise of Warrants and exercise or conversion of all other classes or series of the Company's securities exercisable or convertible into Common Stock then held by such December 1998 Holder.

          (b) Each December 1998 Holder may effect its participation in the sale by delivering to the Selling Major Holder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock or other securities which such December 1998 Holder elects to sell pursuant to this Section 6.

     6.2. Deliveries; Required Sale. The security certificate(s) which the December 1998 Holder delivers to the Selling Major Holder pursuant to Section
6.1 shall be transferred by the Selling Major Holder to the purchase offeror in consummation of the sale of the Major Holder Offered Securities pursuant to the terms and conditions specified in the Major Holder

Offer, and the Selling Major Holder shall concurrently therewith remit to each December 1998 Holder that portion of the sale proceeds to which such December 1998 Holder is entitled by reason of its participation in such sale. To the extent that any purchase offeror prohibits such assignment or otherwise refuses to purchase shares or other securities from a December 1998 Holder exercising its rights of co-sale hereunder, the Selling Major Holder shall not sell to such purchase offeror any Major Holder Offered Securities unless and until, simultaneously with such sale and on the same terms, the Major Holder shall purchase such shares or other securities from such December 1998 Holder.

     6.3. Permitted Transfers.

          (a) Intra-Family Transfers. The Major Holder may transfer any shares to the following without complying with the provisions of this Section 6: (i) to a member of his immediate family; or (ii) to a trust or entity established for the benefit of the Major Holder or his immediate family. No such transfer of shares shall be effective unless and until the transferee shall have executed such documentation, in form and substance reasonably satisfactory to the Company, evidencing agreement by the transferee to be bound by the provisions of this Section 6 as a Major Holder.

          (b) Exempt Transactions. The participation rights set forth in this
Section 6 shall not apply to any transfer of shares pursuant to a registration statement declared effective under the Securities Act, to market transactions (whether under Rule 144 or otherwise) or to any transfer of shares in any merger or sale approved by the Board if all stockholders of the Company have the right to participate in such merger or sale on the same terms.

     6.4. Continuing Rights. The exercise or non-exercise of the rights of the December 1998 Holders hereunder to participate in one or more sales of Company securities made by the Selling Major Holder shall not adversely affect their rights to participate in subsequent sales of Company securities by the Selling Major Holder pursuant to this Section 6.

     6.5. Legends; Stop Transfers. Each certificate representing shares of stock now or hereafter owned by the Major Holders or issued to any permitted transferee thereof, shall be endorsed with the legend specified in Section 7.1. The Major Holder agrees that the Company may or may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 7.1 to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

     6.6. Termination of Rights. The rights and obligations of the Major Holder under this Section 6 shall terminate on December 7, 2003.

                                   SECTION 7.
                                  MISCELLANEOUS

     7.1. Governing Law; Legends.

          (a) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware without regard to any principles of conflicts of law that, if applied, might require or permit the application of the laws of a different jurisdiction.

          (b) Legends. Each certificate representing securities held by the Investors shall be endorsed with the following legend:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS AND RESTRICTIONS CONTAINED IN AN AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT DATED AS OF APRIL 13, 2000, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     7.2. Amendment and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (i) the consent of holders of at least two-thirds of the then outstanding Registrable Securities, voting as a class, if such amendment or waiver would adversely affect the terms and conditions of
Section 2, 3 or 4 of this Agreement, (ii) the consent of holders of at least two-thirds of the Common Stock issued, or issuable upon exercise of the Warrants, in connection with the Stock Purchase Agreement with the Company effective December 7, 1998, voting as a class, if such amendment or waiver would adversely affect the terms and conditions of Section 6 of this Agreement, (iii) the Major Holder's consent, if such amendment or waiver would adversely affect the terms and conditions of Section 6 of this Agreement, or adversely affect the rights of the Major Holder in a manner different than for other Holders, or (iv) the consent of Mr. Canion if such amendment or waiver would adversely affect his rights under Section 5 of this Agreement and, in each of (i), (ii), (iii) and
(iv) above, the consents referred to above would also be required where the rights of any of the foregoing classes are adversely affected by such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph will be binding upon the Company, the Major Holder, each Investor and each future holder of Registrable Securities.

     7.3. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegally invalid, unenforceable or void, this Agreement shall continue in full force and effect without said provision. In such event, the parties shall negotiate, in good faith, a legal, valid and binding substitute provision which most nearly effects the intent of the parties in entering into this Agreement.

     7.4. Notices. All notices and other communications required or permitted hereunder shall be in writing (or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours) and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telex or telecopy (as provided above) addressed (a) if to an Investor, at such other address as such Investor shall have furnished to the Company in writing or
(b) if to the Company, one copy should be sent to its principal executive offices and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or, if by telex or telecopy pursuant to the above, when received.

     7.5. Facsimile Signatures. Any signature page delivered by a fax machine or telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

     7.6. Conflict with Certificate of Incorporation or Bylaws. It is expressly agreed that whether or not the Certificate of Incorporation or Bylaws of the Company fully incorporate the provisions hereof, or any of them, the parties' rights and obligations shall be governed by this Agreement which shall prevail in the event of any ambiguity or inconsistency between this Agreement and the Certificate of Incorporation or Bylaws.

     7.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

     7.8. Headings and Subheadings. The headings and subheadings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     7.9. Termination. Except as otherwise provided herein, this Agreement shall terminate on July 23, 2009.



         (Balance of page intentionally blank; signature pages follow.)

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.

TRICORD SYSTEMS INC.                         MAJOR HOLDER


By: /s/ John J. Mitcham                      /s/ John J. Mitcham
    ------------------------------------     -----------------------------------
    Name:  John J. Mitcham                    John Mitcham
          ------------------------------
    Title: Chairman and Co-CEO
          ------------------------------




CERTAIN INVESTORS - Schedule A of this Agreement constitutes and includes the signature page for the Certain Investors.


EXISTING INVESTORS - Schedule A of this Agreement constitutes and includes the signature page for the Existing Investors.

                               Certain Investors



NAME AND SIGNATURE                      ADDRESS                                  NUMBER OF SHARES

OPPENHEIMER VARIABLE ACCOUNT FUNDS      Oppenheimer Variable Account Funds       One million
FOR THE ACCOUNT OF                      for the account of                       eight
OPPENHEIMER AGGRESSIVE                  Oppenheimer Aggressive Growth Fund       hundred
GROWTH FUND                             c/o OppenheimerFunds, Inc.               seventy-five
                                        Attn: Banking Operations                 thousand
By: /s/ Bruce Bartlett                  6803 South Tucson Way                    (1,875,000)
    ---------------------               Englewood, CO 80112
    Bruce Bartlett,
    Vice President &                    with a copy to
    Portfolio Manager
                                        The Bank of New York
                                        Attn: Mutual Funds Custody
                                        100 Church Street
                                        New York, NY 10286




       (Note: each Certain Investor has signed a separate signature page:

                      balance of page intentionally blank:

         other signature pages for Certain Investors, if any, follow.)

                               CERTAIN INVESTORS

--------------------------------------------------------------------------------------
NAME AND SIGNATURE            ADDRESS                                    NUMBER OF
                                                                         SHARES
--------------------------------------------------------------------------------------
HARTFORD CAPITAL             Hartford Capital Appreciation Fund          One million
APPRECIATION FUND            c/o Wellington Management Company, LLP      two hundred
                             75 State Street                             twelve
                             Boston, MA 02109                            thousand five
By: Wellington Management                                                hundred
Company, LLP                 Attn: Tina Raymond                          (1,212,500)
Its: Investment Advisor


By: /s/ Mary Ann Tynan
    --------------------
    Mary Ann Tynan,
    Senior Vice President and
    Partner


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

                               CERTAIN INVESTORS

--------------------------------------------------------------------------------------
NAME AND SIGNATURE            ADDRESS                                    NUMBER OF
                                                                         SHARES
--------------------------------------------------------------------------------------
HAZELBROOK PARTNERS, L.P.    Hazelbrook Partners, L.P.                   Thirty-seven
                             c/o Wellington Management Company, LLP      thousand five
                             75 State Street                             hundred
                             Boston, MA 02109                            (37,500)
By: Wellington Management
Company, LLP                 Attn: Sean Higgins
Its: Investment Advisor


By: /s/ Mary Ann Tynan
    --------------------
    Mary Ann Tynan,
    Senior Vice President and
    Partner


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


                               CERTAIN INVESTORS

--------------------------------------------------------------------------------------
NAME AND SIGNATURE            ADDRESS                                    NUMBER OF
                                                                         SHARES
--------------------------------------------------------------------------------------
THE ABERNATHY GROUP LONG    Suite 3800                                   One hundred
TERM CAPITAL PARNTES, LP    20 Exchange Place                            twenty-five
                            New York, NY 10005                           thousand
BY: THE ABERNATHY GROUP                                                  (125,000)
LONG TERM CAPITAL PARTNERS
GENERAL PARTNER, LLC


By: /s/ Bruce B. Johnson
    --------------------
    Bruce B. Johnson
    A Managing Member
--------------------------------------------------------------------------------------



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





                                   SCHEDULE A
       EXISTING INVESTORS (PURSUANT TO THE STOCK PURCHASE AGREEMENT DATED
                               DECEMBER 7, 1998)


 NAME AND SIGNATURE                                 ADDRESS                     NUMBER  OF SHARES / WARRANTS
                                                                                HELD AS OF APRIL 13, 2000
                                        Insource, Inc.
                                        5 Post Oak Park                            1,500,000 / 1,500,000
                                        4400 Post Oak Parkway
                                        Suite 1655
 -----------------------                Houston, TX  77027
 Joseph Rodney Canion


                                        Insource, Inc.
 Candace Canion Dickerson Trust         5 Post Oak Park                              100,000 / 100,000
                                        4400 Post Oak Parkway
 By:                                    Suite 1655
    --------------------                Houston, TX  77027
 Its:
     -------------------

                                        Insource, Inc.
 Noelle Canion Courson Trust            5 Post Oak Park                              100,000 / 100,000
                                        4400 Post Oak Parkway
 By:                                    Suite 1655
    --------------------                Houston, TX  77027
 Its:
     -------------------

                                        Insource, Inc.
 Laura Camille Canion Trust             5 Post Oak Park                              100,000 / 100,000
                                        4400 Post Oak Parkway
 By:                                    Suite 1655
    --------------------                Houston, TX  77027
 Its:
     -------------------

                                        Insource, Inc.
 Rodney Scott Canion Trust              5 Post Oak Park                              100,000 / 100,000
                                        4400 Post Oak Parkway
 By:                                    Suite 1655
    --------------------                Houston, TX  77027
 Its:
     -------------------

                                        Insource, Inc.
 James Ross Canion Trust                5 Post Oak Park                              100,000 / 100,000
                                        4400 Post Oak Parkway
 By:                                    Suite 1655
    --------------------                Houston, TX  77027
 Its:
     -------------------

                                        18207 Theiss Mail Route Road
                                        Spring, TX  77379                            250,000 / 250,000
 -----------------------
 Jesus David Cabello

                                        Questia
                                        3 Greenway Plaza
                                        Suite 1700
                                        Houston, TX  77046                              0  / 250,000
 -----------------------
 Timothy Harris



                                        5025 Doliver Drive
                                        Houston, TX  77056                            50,000 / 50,000
 -----------------------
 Kathleen Clark


                                        Questia
                                        3 Greenway Plaza                              50,000 / 50,000
 -----------------------                Suite 1700
 Lewis J. Schrock                       Houston, TX  77046

                                        Sand Hill Financial
 Donald L. Lucas Profit Sharing         3000 Sand Hill Road                          112,500 / 37,500
 Trust DTD 1-1-84                       #3-210
                                        Menlo Park, CA  94025
 By:
    --------------------                                                        (Purchased  75,000  shares  and 75,000
    Donald L. Lucas                                                             warrants,  but  has  exercised  37,500
                                                                                    warrants.)
 Its: Successor Trustee


                                        Sand Hill Financial
 Richard M. Lucas Cancer                3000 Sand Hill Road                          112,500 / 37,500
 Foundation                             #3-210
 By:                                    Menlo Park, CA  94025                   (Purchased  75,000  shares  and 75,000
    --------------------                                                        warrants,  but  has  exercised  37,500
    Donald L. Lucas                                                              warrants.)

 Its: Chairman of the Board

                                        3353 Peachtree Road NE
 Gerdes Huff Investments                Suite 1030                                   112,500 / 0
                                        Atlanta, GA  30326
 By:                                                                            (Purchased  75,000  shares  and 75,000
    --------------------                                                        warrants,  but  has  exercised  75,000
    Larry Gerdes                                                                warrants and sold 37,500 shares.)

 Its:
     -------------------

 Jack and Nancy Dinerstein Family       6363 Woodway                                  25,000 / 25,000
 Investment Partnership Ltd.            Suite 1000
                                        Houston, TX  77056
 By:
    --------------------
    Jack Dinerstein

 Its:
     -------------------


                                        1330 Post Oak Blvd.                                0 / 25,000
  ----------------------                Suite 2200
  James Braniff III                     Houston, TX  77056                      (Purchased 25,000 shares and 25,000
                                                                                warrants, but has sold 25,000 shares.)

                                        Schwartz, Page & Harding
                                        1300 Post Oak Road Blvd
                                        Suite 1400
                                        Houston, TX  77056                                 0 / 25,000
 -----------------------
 Joseph M. Schwartz


                                        1818 North Blvd                                    0 / 25,000
 -----------------------                Houston, TX  77098                      (Purchased 25,000 shares and 25,000
 William D. Leven                                                               warrants, but has sold 25,000 shares.)


                                        1800 St. James Place                          25,000 / 25,000
 -----------------------                Suite 206
 James Easterling                       Houston, TX  77056


                                        2169 Troon Road                                    0 / 25,000
 -----------------------                Houston, TX  77019
 H. Scott Caven, Jr.                                                            (Purchased 25,000 shares and 25,000
                                                                                warrants, but has sold 25,000 shares.)


                                        5 Riverway                                         0 / 25,000
 -----------------------                Suite 1610
 Alfred L. Deaton III                   Houston, TX  77056                      (Purchased 25,000 shares and 25,000
                                                                                warrants, but has sold 25,000 shares.)


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



       EXISTING INVESTORS (PURSUANT TO THE STOCK PURCHASE AGREEMENT DATED
                                 JULY 23, 1999)

 NAME AND SIGNATURE                           ADDRESS                           NUMBER OF SHARES  HELD AS OF
                                                                                APRIL    , 2000
                                                                                      ---

                                        7884 Eagle Lane                              400,000
 -----------------------                Suite 100
 James M. Harris                        Spring, TX  77379



                                        1800 St. James Place                         120,000
 -----------------------                Suite 206
 James Easterling                       Houston, TX  77056


 Jack and Nancy Dinerstein Family       6363 Woodway                                  80,000
 Investment Partnership Ltd.            Suite 1000
                                        Houston, TX  77056
 By:
    --------------------
    Jack Dinerstein

 Its:
     -------------------


                                        408 Little John                               56,000
 -----------------------                Lane
 Alfred L. Deaton III                   Houston, TX  77024


                                        2169 Troon Road                               24,000
 -----------------------                Houston, TX  77019
 H. Scott Caven Jr.


                                        1330 Post Oak Blvd.                           40,000
 -----------------------                Suite 2200
 James Braniff, III                     Houston, TX  77056



                                        5847 San Felipe                               80,000
 -----------------------                Suite 3600
 Murry Bowden                           Houston, TX  77057



                                        1815 North Blvd                               40,000
 -----------------------                Houston, TX  77098
 William D. Leven


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


                                CERTAIN INVESTORS

 NAME AND SIGNATURE                           ADDRESS                          NUMBER OF SHARES





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                      balance of page intentionally blank;

          other signature pages for Certain Investors, if any, follow.)